UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     February 22, 2005

GLOBAL CASINOS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

5455 Spine Road, Suite C, Boulder, Colorado   80301
(Address of principal executive offices)                    (Zip Code)

Registrants telephone number, including area code:   (303) 527-2903

______________________________________________________

(Former name or former address, if changed since last report)

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01	REGULATION FD DISCLOSURES

       On February 22, 2005 Global Casinos, Inc. (OTCBB: GBCS) announced its financial results for the second fiscal quarter ended December 31, 2004. A copy of the press release is attached as an exhibit to this Current Report.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS
(a)	Exhibit
Item	Title
99.1	Press Release dated February 22, 2005

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Global Casinos, Inc. (Registrant)
Dated: February 22, 2005	/s/ Frank L. Jennings Frank L. Jennings, Principal Executive and Financial Officer

EXHIBIT 99.1

CONTACT:
Frank L. Jennings, President
Global Casinos, Inc.
Telephone: (303) 527-2903
Fax: (303) 527-2916

GLOBAL CASINOS REPORTS 2005 SECOND QUARTER RESULTS;
IMPROVEMENTS IN KEY PERFORMANCE MEASURES

Boulder, CO, February 22, 2005 - Global Casinos, Inc. (OTCBB: GBCS) announced its financial results for the second fiscal quarter ended December 31, 2004. All major performance measures demonstrated improvement, including revenues, net income and working capital.

REVENUES
Casino revenues were $999,577 for the three months ended December 31, 2004, an increase of $313,894 or 46% compared to the same period in 2003. For the six months ended December 31, 2004, casino revenues were $1,966,555, an improvement of $526,827 or 37% over revenues of $1,439,728 reported for 2003. Our revenue increased substantially because we expanded our marketing activities and we added six new slot machines to the gaming floor. We continued our slot machine upgrade program and approximately 25% of our older machines were upgraded or replaced with newer models. Finally, two competitors are undergoing major remodeling and expansion projects that temporarily disrupted their business. We expect to benefit from their construction activities until the spring of 2005.

INCOME FROM OPERATIONS
Income from operations improved by $156,591 or 429% to $204,148 for the three months ended December 31, 2004 compared to the 2003 period. Operating income improved because casino revenues increased by 46% and operating expenses increased only 25%. For the six months, income from operations improved by $268,724 or 274% to $423,160 for the period ended December 31, 2004 compared to the 2003 period. Operating income improved because casino revenues increased by 37% and operating expenses increased only 20%.

GAIN ON DEBT
For both the three month and six month periods, we recorded a gain from debt extinguishment and restructuring of $705,034. We were able to extinguish certain old debts that had expired and certain creditors converted $110,000 of outstanding principal into 110,000 shares of common stock. The actions to extinguish and restructure debt significantly improved our working capital position. At December 31 2004, we reported working capital of $266,770 compared to a working capital deficiency of ($1,364,046) at June 30, 2004.

NET INCOME
Net income was $861,075 for the quarter ended December 31, 2004 compared to a net loss of ($4,333) for the quarter ending December 31, 2003, an improvement of $865,408. Diluted EPS was $0.25 in 2004 and $0.00 in 2003. For the six months ended December 31, 2004, net income was $1,031,248. Net income improved by $980,951 when compared to 2003 net income of $50,297. Diluted EPS was $0.34 in 2004 and $0.02 in 2003. The results for 2004 included the one-time gain from debt extinguishment and restructuring. Adjusting the results to eliminate the impact of the gain yields a diluted EPS of $0.04 for the three month period and $0.11 for the six month period.

Frank L Jennings, president, said: "We accomplished some important tasks during our second fiscal quarter. Our employees at the Bull Durham have done an outstanding job improving their operations. Financially, we resolved some of our long-standing issues with debt in default. In January 2005, we refinanced some of the debt payable to our senior mortgage holder with the proceeds of a $500,000 convertible debenture. These steps were critical to our goals of strengthening both the balance sheet and operating statement."

GLOBAL CASINOS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the three months ended December 2004 and 2003

(Unaudited)

                                                2004             2003

Revenues                            $999,577         $685,683

Operating Expenses               795,429          638,126

Income from Operations         204,148            47,557

Gain from Debt                      705,034             -

Interest Expense                       48,107           51,890

Net Income                          $861,075          $ (4,333)

Earnings per Common Share
Diluted                                         $0.25          $(0.00)

Shares Outstanding
Diluted                                 3,502,505         2,431,360

GLOBAL CASINOS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the six months ended December 2004 and 2003

(Unaudited)

                                            2004                     2003

Revenues                     $1,966,555             $1,439,728

Operating Expenses        1,543,395              1,285,292

Income from Operations     423,160                 154,136

Gain from Debt                   705,034                     -

Interest Expense                 (96,946)              (104,139)

Net Income                     $1,031,248              $ 50,297

Earnings per Common
Share
        Diluted                          $0.34                     $0.02

Shares Outstanding
Diluted                             3,070,658                 ,470,461

GLOBAL CASINOS, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
as of December 31, 2004
(Unaudited)

Cash                                     $ 886,053

Other Current Assets                272,206

Property Plant & Equipment   3,707,027

Total Assets                         $4,865,286

Accounts Payable                   $ 274,532

Accrued Expenses                     373,596

Current Debt                             123,361

Other Current Liabilities             120,000

Long-term Liabilities                2,443,231

Stockholders' Equity                1,530,566

Total Liabilities and
Stockholders' Equity              $4,865,286

About Global Casinos, Inc.

Global Casinos, Inc. is the parent company of Casinos USA, Inc. which owns and operates the Bull Durham Saloon and Casino located in the limited stakes gaming district of Black Hawk, Colorado.

Forward Looking Statements

To the extent that any of the statements contained in this release are forward-looking, such statements are based on current expectations that involve a number of uncertainties and risks. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The Company's plans and objectives are based, in part, on assumptions involving the growth and expansion of business. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Although the Company believes that its assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the forward-looking statements will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. For further information, please see the Company's filings with the Securities and Exchange Commission, including its Forms 10-KSB, 10-QSB and 8-K.